Exhibit 4.1

INCORPORATED UNDER THE BUSINESS CORPORATIONS ACT (ONTARIO) SEE REVERSE FOR CERTAIN DEFINITIONS transferable on the books of the Company only upon surrender of this certificate properly endorsed. This certificate is not valid unless countersigned by the Transfer Agent and Registrar of the Company. IN WITNESS WHEREOF the Company has caused this certificate to be signed on its behalf by the facsimile signatures of its duly authorized officers. C0000000230 | M **SPECIMEN67000X20500000000NOVELIS*INC.zero****SPECIMEN67000X20500000000NOVELIS*INC.zero****SPECIMEN67000X20500000000NOVELIS*INC. zero****SPECIMEN67000X20500000000NOVELIS*INC.zero****SPECIMEN67000X20500000000NOVELIS*INC.zero****SPECIMEN67000X20500000000NOVELI S*INC.zero****SPECIMEN67000X20500000000NOVELIS*INC.zero****SPECIMEN67000X20500000000NOVELIS*INC.zero****SPECIMEN67000X20500000000 NOVELIS*INC.zero****SPECIMEN67000X20500000000NOVELIS*INC.zero****SPECIMEN67000X20500000000NOVELIS*INC.zero****SPECIMEN67000X20500 000000NOVELIS*INC.zero****SPECIMEN67000X20500000000NOVELIS*INC.zero****SPECIMEN67000X20500000000NOVELIS*INC.zero****SPECIMEN67000 X20500000000NOVELIS*INC.zero****SPECIMEN67000X20500000000NOVELIS*INC.zero****SPECIMEN67000X20500000000NOVELIS*INC.zero****SPECIME N67000X20500000000NOVELIS*INC.zero****SPECIMEN67000X20500000000NOVELIS*INC.zero****SPECIMEN67000X20500000000NOVELIS*INC.zero****S PECIMEN67000X20500000000NOVELIS*INC.zero****SPECIMEN67000X20500000000NOVELIS*INC.zero****SPECIMEN67000X20500000000NOVELIS*INC.zer o****SPECIMEN67000X20500000000NOVELIS*INC.zero****SPECIMEN67000X20500000000NOVELIS*INC.zero****SPECIMEN67000X20500000000NOVELIS*I NC.zero****SPECIMEN67000X20500000000NOVELIS*INC.zero****SPECIMEN67000X20500000000NOVELIS*INC.zero****SPECIMEN67000X20500000000NOV ELIS*INC.zero****SPECIMEN67000X20500000000NOVELIS*INC.zero****SPECIMEN67000X20500000000NOVELIS*INC.zero****SPECIMEN67000X20500000 SPECIMEN **067000X20500000000NOVELIS*INC.zero****067000X20500000000NOVELIS*INC.zero****067000X20500000000NOVELIS*INC.zero****067000X205000 00000NOVELIS*INC.zero****067000X20500000000NOVELIS*INC.zero****067000X20500000000NOVELIS*INC.zero****067000X20500000000NOVELIS*IN C.zero****067000X20500000000NOVELIS*INC.zero****067000X20500000000NOVELIS*INC.zero****067000X20500000000NOVELIS*INC.zero****06700 0X20500000000NOVELIS*INC.zero****067000X20500000000NOVELIS*INC.zero****067000X20500000000NOVELIS*INC.zero****067000X20500000000NO VELIS*INC.zero****067000X20500000000NOVELIS*INC.zero****067000X20500000000NOVELIS*INC.zero****067000X20500000000NOVELIS*INC.zero* ***067000X20500000000NOVELIS*INC.zero****067000X20500000000NOVELIS*INC.zero****067000X20500000000NOVELIS*INC.zero****067000X20500 000000NOVELIS*INC.zero****067000X20500000000NOVELIS*INC.zero****067000X20500000000NOVELIS*INC.zero****067000X20500000000NOVELIS*I NC.zero****067000X20500000000NOVELIS*INC.zero****067000X20500000000NOVELIS*INC.zero****067000X20500000000NOVELIS*INC.zero****0670 00X20500000000NOVELIS*INC.zero****067000X20500000000NOVELIS*INC.zero****067000X20500000000NOVELIS*INC.zero****067000X20500000000N OVELIS*INC.zero****067000X20500000000NOVELIS*INC.zero****067000X20500000000NOVELIS*INC.zero****067000X20500000000NOVELIS*INC.zero * * * 0 * * * Mar 12, 2024 00000000 Number Shares FULLY PAID AND NON-ASSESSABLE COMMON SHARES WITHOUT PAR VALUE IN THE CAPITAL OF IS THE REGISTERED HOLDER OF THIS CERTIFIES THAT Dated: The shares represented by this certificate are transferable at the office of Computershare Investor Services Inc. in Toronto, ON or at the offices of Computershare Trust Company, N.A. in Canton, MA and Jersey City, NJ. NOVELIS INC. COUNTERSIGNED AND REGISTERED COMPUTERSHARE TRUST COMPANY, N.A. (CANTON, MA AND JERSEY CITY, NJ) TRANSFER AGENT AND REGISTRAR COUNTERSIGNED AND REGISTERED COMPUTERSHARE INVESTOR SERVICES INC. (TORONTO) OR TRANSFER AGENT AND REGISTRAR By _____________________________ Authorized Officer By ____________________________ Authorized Officer President, Chief Executive Officer and Director * * * * 0 * * * * * * * * * * * * * * 0 * * * * * * * * * * * * * * 0 * * * * * * * * * * * * * * 0 * * * * * * * * * * * * * * 0 * * * * * CUSIP 67000X205 ISIN CA67000X2059 NOVELIS INC. CSAE_WIP_NQVQ_C01.mtl.pulls/000001/000001/i

The following abbreviations shall be construed as though the words set forth below opposite each abbreviation were written out in full where such abbreviation appears:
TEN COM - as tenants in common
TEN ENT - as tenants by the entireties
JT TEN - as joint tenants with rights of survivorship and not as tenants in common Additional abbreviations may also be used though not in the above list. (Name) CUST (Name) UNIF - (Name) as Custodian for (Name) under the GIFT MIN ACT (State) (State) Uniform Gifts to Minors Act For value received the undersigned hereby sells, assigns and transfers unto
Insert name and address of transferee shares represented by this certificate and does hereby irrevocably constitute and appoint the attorney of the undersigned to transfer the said shares on the books of the Company with full power of substitution in the premises.
DATED: Signature of Shareholder Signature Guarantee: The signature on this assignment must correspond with the name as written upon the face of the certificate(s), in every particular, without alteration or enlargement, or any change whatsoever and must be guaranteed by a major Canadian Schedule I chartered bank or a member of an acceptable Medallion Signature Guarantee Program (STAMP, SEMP, MSP). The Guarantor must affix a stamp bearing the actual words “Signature Guaranteed”. In the USA, signature guarantees must be done by members of a “Medallion Signature Guarantee Program” only. Signature guarantees are not accepted from Treasury Branches, Credit Unions or Caisses Populaires unless they are members of the Stamp Medallion Program. SECURITY INSTRUCTIONS - INSTRUCTIONS DE SECURITE THIS IS WATERMARKED PAPER, DO NOT ACCEPT WIIHOUT NOTING WATERMARK HOLD TO LIGHT TO VERIFY WATERMARK. PAPIER FII.IGRANE, NE PAS ACCEPTER SANS VERIFIER IA PRESENCE DU FILIGRANE POUR CE FAIRE. PLACER A LA LUMIERE. EN_COMP_V2_01